UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

MAKEMUSIC, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or other jurisdiction of incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer Identification No.)

7615 Golden Triangle Drive, Suite M

Eden Prairie, Minnesota 55344-3848

(Address of principal executive offices) (Zip Code)

(952) 937-9611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 3, 2011, MakeMusic, Inc. (the “Company”) issued a press release announcing its financial results for the second fiscal quarter of 2011. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

The information contained in this Current Report on Form 8-K, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

At a meeting of the Company’s Board of Directors, certain amendments to the Company’s Bylaws (the “Bylaws”) were approved. The amendments became effective immediately upon approval by the Board of Directors on July 28, 2011. A summary of the amendments is set forth below:

•

Advance Notice: Article II, Section 4 of the Company’s Bylaws was amended to update and clarify the Company’s advance notice provision to (i) clarify that a shareholder proposing business to be addressed at an annual meeting of shareholders or nominating a director to stand for election at such meeting must be a shareholder of record or beneficial owner when providing notice of proposed business or nomination to the Company and must remain a shareholder of record or beneficial owner at the time of the annual meeting, (ii) to clarify that the procedures provided in Article II, Section 4 are the only procedures by which business or a nomination may be brought before an annual meeting of shareholders, and (iii) to indicate that any matter a shareholder intends to bring before an annual meeting of shareholders must be a proper matter for shareholder action.

•

Special Meetings: Article II, Section 5 of the Bylaws was amended to clarify that the Company will call a special meeting upon the request of shareholders holding 10% of the shares entitled to vote at the special meeting or such greater percentage as may be required by law.

•

Forum Selection: Article VI, Section 7 was added to the Bylaws to indicate that, unless the Company consents in writing to the selection of an alternative forum, the District Court of Hennepin County, Minnesota shall be the sole and exclusive forum for any derivative action or proceeding brought on behalf of the Company, any claim of breach of a fiduciary duty owed by any Company director, officer, or employee to the Company’s shareholders, any action asserting a claim arising pursuant to a provision of the Minnesota Business Corporation Act, and any other action asserting a claim governed by the internal affairs doctrine.

•	Other Amendments: Certain other non-material technical, conforming and clarifying changes were made throughout the Bylaws.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Bylaws, a copy of which is filed herewith as Exhibit 3.1 and incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements: None

(b) Pro forma financial information: None

(c) Shell Company Transactions: None

(d) Exhibits:

3.1	Bylaws of MakeMusic, Inc., as amended July 28, 2011

99.1	Press Release dated August 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2011

MAKEMUSIC, INC.

/s/ Karen L. VanDerBosch
Karen L. VanDerBosch
Chief Operating Officer/Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

MAKEMUSIC, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
August 3, 2011	0-26192

Exhibit No.	ITEM

3.1	Bylaws of MakeMusic, Inc., as amended July 28, 2011

99.1	Press Release dated August 3, 2011